Exhibit 99.2

MEDAREX, INC.

AMENDED AND RESTATED BY-LAWS

ARTICLE I
OFFICES

Section 1.                                            The registered office of the Corporation shall be located in Trenton, New Jersey. The principal office shall be located at 707 State Road, Suite #206, Princeton, NJ 08540.

Section 2.                                            The Corporation may also have offices at such other places both within and without the State of New Jersey as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II
ANNUAL MEETING OF SHAREHOLDERS

Section 1.                                            All meetings of shareholders for the election of Directors shall be held in the Township of Princeton, State of New Jersey, or at such other place as may be fixed from time to time by the Board of Directors.

Section 2.                                            Annual meetings of shareholders shall be held on the third Thursday in May in each year, if not a legal holiday, and if a legal holiday, then on the next regular business day following, at 10:00 a.m., or at such other date and time as shall be fixed from time to time by the Board of Directors and stated in the notice of meeting, at which the shareholders shall elect the members of the Board of Directors subject to election, and transact such other business as may properly be brought before the meeting.

Section 3.                                            Written notice of the annual meeting stating the time, place, and purpose or purposes of the meeting shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, to each shareholder of record entitled to vote at such meeting.

Section 4.                                            Only persons who are nominated in accordance with the following procedures shall be eligible for election as Directors of the Corporation.  Nominations of persons for election to the Board of Directors may be made at any annual meeting of shareholders (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 4 and on the record date for the determination of shareholders entitled to vote at such annual meeting, and (ii) who complies with the notice procedures set forth in this Section 4.

In addition to any other applicable requirements, for a nomination to be made by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a shareholder’s notice to the Secretary must be delivered to or mailed and received at the principal offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the date of the annual meeting of shareholders; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the meeting is given to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

To be in proper written form, a shareholder’s notice to the Secretary must set forth (a) as to each person whom the shareholder proposes to nominate for election as a Director

(i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (ii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by the person, and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder; and (b) as to the shareholder giving the notice (i) the name and record address of such shareholder, (ii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by such shareholder, (iii) a description of all arrangements or understandings between such shareholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such shareholder, (iv) a representation that such shareholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, and (v) any other information relating to such shareholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a Director if elected.

No person shall be eligible for election as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 4. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

No business may be transacted at an annual meeting of shareholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the annual meeting by any shareholder of the Corporation (i) who is a shareholder of record on the date of the giving of the notice provided for in this Section 4 and on the record date for the determination of shareholders entitled to vote at such annual meeting and (ii) who complies with the notice procedure set forth in this Section 4.

In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a shareholder, such shareholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a shareholder’s notice to the Secretary must be delivered to or mailed and received at the principal offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the date of the annual meeting of shareholders; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the meeting is given to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

To be in proper written form, a shareholder’s notice to the Secretary must set forth as to each matter such shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such shareholder, (iii) the class or series and number of shares of capital stock of the Corporation that are owned beneficially or of record by such shareholder, (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder and any material interest of such shareholder in such business, and (v) a representation that such shareholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

No business shall be conducted at the annual meeting of shareholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 4, provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 4 shall be deemed to preclude discussion by any shareholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

ARTICLE III
SPECIAL MEETINGS OF SHAREHOLDERS

Section 1.                                            Special meetings of shareholders for any purpose other than the election of Directors may be held at such time and place within or without the State of New Jersey as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

Section 2.                                            Special meetings of shareholders, for any purpose or purposes, unless otherwise prescribed by statute or by the certificate of incorporation, may be called only by the Chairman of the Board of Directors, the President of the Corporation, or the Board of Directors.

Section 3.                                            Written notice of a special meeting stating the time, place, and purpose or purposes of the meeting for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the Secretary, or the officer or persons calling the meeting, to each shareholder of record entitled to vote at such meeting.

Section 4.                                            Business transacted at any special meeting shall be confined to the purpose or purposes stated in the notice thereof.

Section 5.                                            No business shall be conducted at a special meeting of shareholders except business brought before the special meeting in accordance with the procedures set forth in Section 4 of Article II of these Bylaws, provided, however, that, once business has been properly brought before the special meeting in accordance with such procedures, nothing in that Section 4 of Article II shall be deemed to preclude discussion by any shareholder of any such business at such special meeting. If the chairman of a special meeting determines that business was not properly brought before the special meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

ARTICLE IV
QUORUM AND VOTING OF STOCK

Section 1.                                            The holders of a majority of the shares of stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum at all meetings of the shareholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, a quorum shall not be present or represented at any meeting of the shareholders, the shareholders present in person or represented by proxy shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

Section 2.                                            If a quorum is present, the affirmative vote of a majority of the votes cast on a given matter shall be the act of the shareholders with respect to that matter unless the vote of a greater number of shares of stock is required by law or by the certificate of incorporation.

Section 3.                                            Each outstanding share of stock, having voting power, shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders, unless otherwise provided in the certificate of incorporation. A shareholder may vote either in person or by proxy executed in writing by the shareholder or by his agent.

In all elections for Directors, every shareholder entitled to vote, shall have the right to vote, in person or by proxy, the number of shares of stock owned by him, for as many persons as there are Directors to be elected and for whose election he has a right to vote.

ARTICLE V
DIRECTORS

Section 1.                                            The number of directors which shall constitute the entire Board of Directors shall be not less than three (3) nor more than ten (10). The exact number of Directors within such maximum and minimum shall be determined from time to time by resolution of the Board of Directors or by the shareholders at an annual meeting or special meeting. Directors need not be residents of the State of New Jersey nor shareholders of the Corporation. The first Board of Directors shall hold office until the first annual meeting of shareholders.

Section 2.                                            The Board of Directors shall be classified with respect to the duration of the term for which they severally hold office into three classes as nearly equal in number as possible. Such classes shall originally consist of one class of directors (“Class I”) who shall be elected at the annual meeting of shareholders held in 1991 for a term expiring at the annual meeting of shareholders to be held in 1994; a second class of Directors (“Class II”) who shall be elected at the annual meeting of shareholders held in 1991 for a term expiring at the annual meeting of shareholders to be held in 1993; and a third class of Directors (“Class III”) who shall be elected at the annual meeting of shareholders held in 1991 for a term expiring at the annual meeting of shareholders to be held in 1992. The Board of Directors shall increase or decrease the number of Directors, in order to ensure that the three classes shall be as nearly equal in number as possible; provided, however, that no decrease shall have the effect of shortening the term of any incumbent Director. At each annual meeting of shareholders beginning in 1992, the successors of the class of Directors whose term expires at that meeting shall be, elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Provided a quorum is present, in any election of Directors, the persons receiving a plurality of the votes cast, up to the number of Directors to be elected in such election, shall be deemed elected.

Section 3.                                            Unless otherwise provided in the certificate of incorporation, any directorship not filled at the annual meeting, any other vacancy, however caused, occurring in the Board of Directors and newly created directorships resulting from an increase in the authorized number of Directors may be filled by the affirmative vote of a majority of the remaining Directors. Any Director so elected by the Board of Directors shall hold office until the next succeeding annual meeting of shareholders and until his successor shall have been elected and qualified.

Section 4.                                            Any directorship not filled by the Board of Directors may be filled by the shareholders at an annual meeting or at a special meeting of shareholders called for that purpose.

Section 5.                                            The business affairs of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the certificate of incorporation or by these by-laws directed or required to be exercised or done by the shareholders.

Section 6.                                            The Directors may keep the books and records of the Corporation, except such as are required by law to be kept within the state, outside of the State of New Jersey, at such place or places as they may from time to time determine.

Section 7.                                            The Board of Directors, by the affirmative vote of a majority of the Directors then in office, and irrespective of any personal interest of any of its members, shall have authority to establish reasonable compensation of Directors for services to the Corporation as Directors.

ARTICLE VI
MEETINGS OF THE BOARD OF DIRECTORS

Section 1.                                            Meetings of the Board of Directors, regular or special, may be held either within or without the State of New Jersey.

Section 2.                                            The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the shareholders at the annual meeting, and no notice of such meeting shall be necessary to the newly elected Directors in order legally to constitute the meeting, provided a quorum of Directors shall be present, or the Board of

Directors may convene at such place and time as shall be fixed by the consent in writing of all the Directors.

Section 3.                                            Regular meetings of the Board of Directors may be held upon such notice, or without notice, and at such time and at such place as shall from time to time be determined by the Board of Directors.

Section 4.                                            Notice of the time and place of special meetings shall be given to each Director at that Director’s address as it is shown on the records of the Corporation. Notice of such special meeting of the Board of Directors stating the place, date and hour of the meeting shall be given to each Director either (i) by mail not less than three (3) days before the date of the meeting, or (ii) personally, by telephone, facsimile, telecopy, telegram, telex or other similar means of communication on twenty-four (24) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances. Any oral notice given personally or by telephone may be communicated either to the Director or to a person at the office of the Director whom the person giving the notice has reason to believe will promptly communicate it to the Director. Notice need not be given to any other Director who signs a waiver of notice, whether before or after the meeting.

Section 5.                                            Attendance by a Director at any meeting shall constitute a waiver of notice of such meeting, except where a Director attends the meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 6.                                            A majority of the Directors shall constitute a quorum for the transaction of business unless a greater or lesser number is required by statute or by the certificate of incorporation. The act of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater or lesser number is required by statute or by the certificate of incorporation. If a quorum shall not be present at any meeting of Directors, the Directors present thereat may adjourn the meeting, without notice other than announcement at the meeting, until such time as a quorum shall be present.

Section 7.                                            Unless otherwise provided by the certificate of incorporation, any action required or permitted to be taken at a meeting of the Board of Directors, or any committee thereof, shall be deemed to be the action of the Board of Directors or of a committee thereof, if all Directors or committee members, as the case may be, execute either before or after the action is taken, a written consent thereto, and the consent is filed with the records of the Corporation.

ARTICLE VII
COMMITTEES

Section 1.                                            The Board of Directors, by resolution adopted by a majority of the number of Directors fixed by the by-laws or otherwise, may designate one or more Directors to constitute an executive committee, and one or more other committees, which committee(s), to the extent provided in such resolution, shall have and exercise all of the authority of the Board of Directors in the management of the Corporation, except as otherwise required by law. Vacancies in the membership of the committee(s) shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors. The executive committee and such other committee(s)shall keep regular minutes of its proceedings and report the same to the Board when required.

ARTICLE VIII
NOTICES

Section 1.                                            Whenever, under the provisions of the statutes or of the certificate of incorporation or of these by-laws, notice is required to be given to any shareholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such shareholder, at such shareholder’s address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail.

Section 2.                                            Whenever any notice whatever is required to be given under the provisions of the statutes or under the provisions of the certificate of incorporation or these by-laws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE IX
OFFICERS

Section 1.                                            The officers of the Corporation shall be chosen by the Board of Directors and may include a chairman of the board, a President, a Vice President, a Secretary, a Treasurer and such additional officers as may be designated by the Board of Directors from time to time.

Section 2.                                            The Board of Directors at its first meeting after each annual meeting of shareholders shall choose a President, a Secretary and a Treasurer, none of whom need be a member of the Board of Directors.

Section 3.                                            The Board of Directors may appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

Section 4.                                            The salaries of all officers and agents of the Corporation shall be fixed, from time to time, by the Board of Directors or a committee thereof.

Section 5.                                            The officers of the Corporation shall hold office until their successors are chosen and qualified. Any officer elected or appointed by the Board or Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

Section 6.                                            Chairman.  The Chairman, if one is designated by the Board of Directors, shall preside at all meetings of the shareholders and the Board of Directors, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 7.                                            President.  The President shall be the chief executive officer of the Corporation and shall have general management of the business of the Corporation. In addition, the President, in the absence or inability of the Chairman or if no Chairman is designated by the Board, shall perform the duties and exercise the powers of the Chairman, and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 8.                                            The President shall execute bonds, mortgages and other contracts requiring a seal, under the seat of the Corporation, except where required or permitted by law to be otherwise signed and executed and except where the signing and execution thereof shall be expressly delegated by the Board of Directors to some other officer or agent of the Corporation.

Section 9.                                            Vice President.  The Vice President, or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 10.                                      Secretary and Assistant Secretaries.  The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the President, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

Section 11.                                      The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

Section 12.                                      Treasurer and Assistant Treasurers.  The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated from time to time by the Board of Directors.

Section 13.                                      The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

Section 14.                                      If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

Section 15.                                      The Assistant Treasurer, or, if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

ARTICLE X
CERTIFICATES FOR SHARES

Section 1.                                            The shares of the Corporation shall be represented by certificates signed by the Chairman or Vice Chairman of the Board of Directors, or the President or Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof.

When the Corporation is authorized to issue shares of more than one class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and, if the Corporation is authorized to issue any preferred or special class in series, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series.

Section 2.                                            The signatures of the officers of the Corporation upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

Section 3.                                            Lost Certificates.  The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors, in its discretion and as a condition precedent to the issuance thereof, may prescribe such terms and conditions as it deems expedient, and may require such indemnities as it deems adequate, to protect the Corporation from any claim that may be made against it with respect to any such certificate alleged to have been lost or destroyed.

Section 4.                                            Transfers of Shares.  Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate representing shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, a new certificate shall be issued to the person entitled thereto, and the old certificate canceled and the transaction recorded upon the books of the Corporation.

Section 5.                                            Closing of Transfer Books.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof or entitled to receive payment of any dividend or allotment of any right, or entitled to give a written consent to any action without a meeting, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period but not to exceed, in any case, sixty (60) days. If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting. If the stock transfer book shall be closed for the purpose of determining shareholders entitled to give a written consent to any action without a meeting, such books may not be closed for more than sixty (60) days before the date fixed for tabulation of consents or if no date has been fixed for tabulation, the books may not be closed for more than sixty (60) days before the last day on which consents received may be counted. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken and, in case of determining shareholders entitled to give a written consent the record date may not be more than sixty (60) days before the date fixed for tabulation of the consents or, if no date has been fixed for the tabulation, more than sixty (60) days before the last day on which consents may be counted. If the stock transfer books are not closed and no record date is fixed, the record date for a shareholders’ meeting shall be the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day next preceding the day on which the meeting is held; and the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the resolution of the Board relating thereto is adopted. When a determination of shareholders of record for a shareholders’ meeting has been made as provided in this section, such determination shall apply to any adjournment thereof unless the board fixes a new record date for the adjourned meeting.

Section 6.                                            Registered Shareholders.  The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of New Jersey.

Section 7.                                            List of Shareholders.  The officer or agent having charge of the transfer books for shares shall make, and certify a complete list of the shareholders entitled to vote at a shareholders’ meeting, or adjournment thereof, arranged in alphabetical order within each class, series, or group of shareholders maintained by the Corporation for convenience of reference, with the address of, and the number of shares held by each shareholder, which list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting. Such list shall be prima facie evidence as to who are the shareholders entitled to examine such list or to vote at any meeting of the shareholders.

ARTICLE XI
GENERAL PROVISIONS

Section 1.                                            Dividends.  Subject to the provisions of the certificate of incorporation relating thereto, if any, dividends may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid by the Corporation in cash, in its bonds, in its own shares or other property including the shares or bonds of other corporations subject to any provisions of law and of the certificate of incorporation.

Section 2.                                            Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

Section 3.                                            Checks.  All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 4.                                            Fiscal Year.  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

Section 5.                                            Seal.  The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words “Corporate Seal, New Jersey.” The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced.

ARTICLE XII
AMENDMENTS

Section 1.                                            These by-laws may be altered, amended, or repealed or new by-laws may be adopted by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the Board, subject to any provision in the certificate of incorporation reserving to the shareholders the power to adopt, amend, or repeal by-laws, but the shareholders may alter or repeal any by-laws made by the Board and may adopt new by-laws. The shareholders or these by-laws may prescribe that any by-law made by the shareholders shall not be altered or repealed by the Board without the approval of the shareholders.

ARTICLE XIII
INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES,
MEMBERS OF THE SCIENTIFIC ADVISORY BOARD AND AGENTS

Section 1.                                            The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a Director, officer, employee, a member of the Scientific Advisory Board or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, or itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2.                                            The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, a Member of the Corporation’s Scientific Advisory Board or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be provided in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Section 3.                                            To the extent that such director, officer, employee, a Member of the Corporation’s Scientific Advisory Board or agent has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 and 2 of this Article XIII, or in the defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 4.                                            Any indemnification under Section 1 or 2 of this Article XIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the Director, officer, employee, a Member of this Corporation’s Scientific Advisory Board or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in Section 1 or 2, as the case may be. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the shareholders of the Corporation.

Section 5.                                            Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by this Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors, in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, Member of the Corporation’s Scientific Advisory Board or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by this Corporation as authorized in this Article XIII.

Section 6.                                            The indemnification provided by this Article XIII shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any other by-law, agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, Member of the

Corporation’s Scientific Advisory Board or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 7.                                            The Corporation, when authorized by the Board of Directors, shall purchase and maintain insurance on behalf of the person who is or was a Director, officer, employee, Member of the Corporation’s Scientific Advisory Board or agent of the Corporation, or is or was serving at the request of this Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article XIII.

ARTICLE XIV
WRITTEN CONSENT

Section 1.                                            Unless otherwise provided in the certificate of incorporation, any action required by this chapter to be taken at any annual or special meeting of shareholders of the Corporation, or any action that may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Section 2.                                            Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing. If the action which is consented to is such as would have required the filing of a certificate under any section of the New Jersey Business Corporation Act (the “NJBCA”) had the action been voted on by shareholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of shareholders, that written notice and written consent have been given as provided in Section 14A:5-6 of the NJBCA.

Section 3.                                            In order that the Corporation may determine the shareholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any shareholder of record seeking to have the shareholders authorize or take corporate action by written consent shall, by written notice to the secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten (10) days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten (10) days of the date on which such a request is received, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of New Jersey, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded, to the attention of the Secretary of the Corporation. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

Section 4.                                            In the event of the delivery to the Corporation of a written consent or consents purporting to authorize or take corporate action and/or related revocations (each such written consent and any revocation thereof is referred to in this Section 4 as a “Consent”), the Secretary of the Corporation shall provide for the safekeeping of such Consents and shall as soon as practicable thereafter conduct such reasonable investigation as he deems necessary or appropriate for the purpose of ascertaining the validity of such Consents and all matters incident thereto, including, without limitation, whether the holders of shares having the requisite voting power to authorize or take the action specified in the Consents have given consents. No consent to corporate action in writing without a meeting shall be effective unless delivered to the Corporation within sixty (60) days following the record date relating thereto fixed pursuant to Section 3 above.